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                                ING MUTUAL FUNDS
                           ING Emerging Countries Fund

                        Supplement Dated January 24, 2005
                        to the Class A, Class B, Class C
                  and Class M Prospectus and Class Q Prospectus
                               dated March 1, 2004

Effective January 13, 2005, Eric Conrads is no longer a Portfolio Manager of ING Emerging Countries Fund. The Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus are hereby revised as follows:

         The section entitled "Management of the Funds - ING Investment Advisors B.V. - ING Emerging Countries Fund," on page 38 of the Class A, Class B, Class C and Class M Prospectus and page 27 of the Class Q Prospectus is deleted in its entirety and replaced with the following:

         ING EMERGING COUNTRIES FUND

         Jan-Wim Derks has served as a member of the portfolio management team that manages the Fund since October 2000. Mr. Derks serves as Director of Global Emerging Markets Equities at ING Investment
         Management--Europe. Mr. Derks joined ING Investment Management--Europe in 1997.

         Michiel Bootsma has served as a member of the portfolio management team that manages the Fund since January 2005. Mr. Bootsma is Senior Investment Manager, Emerging Markets Equities and co-manages international portfolios in the EMEA (Eastern Europe, Middle East and Africa) universe. Mr. Bootsma joined IIMA in 1997 in the Regional Management Europe department as a portfolio manager.

         Roberto Lampl has served as a member of the portfolio management team that manages the Fund since January 2005. Mr. Lampl started his career in 1993 at ABN AMRO in Amsterdam. Initially he held positions at the Corporate Finance and Origination Emerging Markets departments. In 1997 he joined the Asset Management Division as a co-portfolio manager of the GEM Equity Fund, with a special focus on Latin America. In August 2001, Mr. Lampl moved to New York to work for ABN AMRO's Latin American Syndication Department. In 2003, he joined FMO, a semi-private institution, undertaking capital markets transactions in Latin America. Mr. Lampl joined ING IM in October 2004.

         Samuel Oubadia, Senior Portfolio Manager, has served as a member of the portfolio management team that manages the Fund since January 2005. Mr. Oubadia has eight years experience in portfolio management. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined IIMA in September 1996, when he was the Senior Equity Manager at IIMA's office in Prague in the Czech Republic. He joined IIMA's global emerging markets team in January 1998.

         This Supplement supercedes the Supplement dated August 20, 2004.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE